Exhibit 10.37

August 1, 2004

Ms. Judy Brown, Contracts Manager
Office of Research
University of Waterloo
200 University Avenue West
Waterloo, Ontario, Canada N2L 3G1

Re:                               Extension and Amendment to Budget and Research Agreement between Waterloo, Thompson, and Senesco for a Two Year Period From September 1, 2004 Through August 31, 2006

Dear Ms. Brown:

Pursuant to the Research Agreement effective September 1, 1998 (the “Agreement”), copy attached, between the University of Waterloo (“Waterloo”), Dr. John E. Thompson (“Thompson”), and Senesco, Inc. (“Senesco”), Waterloo, Thompson and Senesco hereby agree to extend the Agreement for an additional two year term, effective September 1, 2004 through August 31, 2006, under the same terms and conditions provided in the Agreement, except that the parties hereby amend the Budget set forth in the Revised Budget for Year 6, effective September 1, 2003 to the Revised Annual Budget for Years 7 and 8, attached hereto, effective September 1, 2004 through August 31, 2006.  The Revised Annual Budget for Years 7 and 8 supercedes and replaces the Revised Budget for Year 6 of the Agreement for all work commencing on or after September 1, 2004.

Very truly yours,

/s/ Bruce C. Galton
Bruce C. Galton
President
Senesco, Inc.

Agreed and Accepted:

/s/ Judy Brown
University of Waterloo
by: Judy Brown, Contracts Manager

/s/ Dr. John Thompson, Ph.D.
Dr. John Thompson, Ph.D.

REVISED ANNUAL BUDGET

YEARS 7 AND 8

PERIOD:               September 1, 2004 – August 31, 2006

Salaries	Cdn $/Month	Cdn $/12 Months

Senior Research Associate	$7,043.75	$84,525.00
($73,500/year + 15% benefits)

Senior Research Associate	6,540.63	78,487.50
($68,250/year + 15% benefits)

Research Associate	4,025.00	48,300.00
($42,000/year + 15% benefits)

Research Associate	4,025.00	48,300.00
($42,000/year + 15% benefits)

Research Associate	4,025.00	48,300.00
($42,000/year + 15% benefits)

Research Associate	4,025.00	48,300.00
($42,000/year + 15% benefits)

Research Associate	4,025.00	48,300.00
($42,000/year + 15% benefits)

Research Associate	3,521.87	42,262.50
($36,750/year + 15% benefits)

Part-Time Research Associate	2,100.00	25,200.00

Graduate Student	875.00	10,500.00

Graduate Student	875.00	10,500.00

Graduate Student	875.00	10,500.00

Supplies
Operating Expenses	3,937.50	47,250.00

Overhead
40% on total direct costs	17,307.50	207,690.00
20% on graduate student	525.00	6,300.00

TOTAL ANNUAL BUDGET	$63,726.25	$764,715.00